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                                                                    Exhibit 10.2

                                     PAGE 1

                               FIRST AMENDMENT TO
                   SETTLEMENT AND TEMPORARY SERVICES AGREEMENT


     THIS FIRST AMENDMENT TO THE SETTLEMENT AND TEMPORARY SERVICES AGREEMENT (this "Amendment"), entered into as of the 28th day of June, 2002, is an amendment to the SETTLEMENT AND TEMPORARY SERVICES AGREEMENT ("Agreement") by and among Midway Games Inc., a Delaware corporation ("MGI"), Midway Home Entertainment Inc., a Delaware corporation ("MHEI"), Midway Amusement Games, LLC, a Delaware limited liability company ("MAG"), Midway Games West Inc., a California corporation f/k/a Atari Games Corporation ("MGW"), Midway Interactive Inc., a Delaware corporation ("Midway Interactive"), WMS Industries Inc., a Delaware corporation ("WMS"), Williams Electronics Games, Inc., a Delaware corporation ("WEG"), and WMS Gaming Inc., a Delaware corporation ("Gaming"). As the context requires and as used herein, the term "MGI" may sometimes refer to MGI and/or its Affiliates, and the term "WMS" may sometimes refer to WMS and/or its Affiliates.

Pursuant to Section 19 thereof, WMS and MGI hereby amend the Agreement as follows:

Section 7 of the Agreement is hereby deleted in its entirety and replaced with the following:

"7. ROSCOE BUILDING; PARKING; NET LEASE. WEG and MAG have executed a purchase agreement under which WEG shall sell the Roscoe Building and the South parking lot to MAG ("Purchase Agreement"). MAG shall take ownership of these properties subject to an easement granted to WEG for use of the East parking lot. In connection with this sale, the Parties agree as follows:

     (a) Simultaneously with the closing of the transactions contemplated by the Purchase Agreement, WEG and MAG shall terminate the Net Lease for the Roscoe Building.

     (b) Subject to WMS' own parking requirements, WMS shall provide MGI with the use of parking spaces in the East, North and West parking lots until such time as MGI notifies WMS that such parking accommodations are no longer necessary, subject to the terms of WMS' leases, as applicable. The parties agree and acknowledge that they will negotiate a retroactive allocation to MGI of payment based on WMS' actual out-of-pocket cost and pro-rated based on the percentage of total available parking spaces used by MGI personnel on a per lot basis. MGI shall provide WMS on a quarterly basis with accurate records and documentation with respect to MGI personnel usage of any parking spaces. WMS shall provide MGI with documentation supporting its calculation of actual out-of-pocket costs and MGI personnel usage. Such payments shall be calculated on a quarterly basis.

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     (c) In the event that WMS' leasehold rights in the North and West parking lots are terminated by the lessor for any reason, and subject to MGI's own parking requirements, MGI shall provide WMS with the use of parking spaces in the South parking lot until such time as WMS notifies MGI that such parking accommodations are no longer necessary. The parties agree and acknowledge that they will negotiate a retroactive allocation to WMS of payment based on MGI's actual out-of-pocket cost and pro-rated based on the percentage of total available parking spaces used by WMS personnel. WMS shall provide MGI on a quarterly basis with accurate records and documentation with respect to WMS personnel usage of any parking spaces. MGI shall provide WMS with documentation supporting its calculation of actual out-of-pocket costs and WMS personnel usage. Such payments shall be calculated on a quarterly basis."


     Except as specifically modified or amended by this Amendment, all of the terms and conditions of the Agreement are unmodified and shall remain in full force and effect. In the event a discrepancy arises between the terms and conditions of the Agreement and this Amendment, this Amendment shall prevail.

     IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first written above.


                                       MIDWAY GAMES INC.

                                       By:    /s/ Deborah K. Fulton
                                             -------------------------------
                                              Deborah K. Fulton
                                              Senior Vice President,
                                              Secretary and General Counsel


                                       MIDWAY HOME ENTERTAINMENT INC.

                                       By:    /s/ Deborah K. Fulton
                                              -------------------------------
                                              Deborah K. Fulton
                                              Vice President and Secretary


                                       MIDWAY AMUSEMENT GAMES, LLC

                                       By:    /s/ Deborah K. Fulton
                                              -------------------------------
                                              Deborah K. Fulton
                                              Vice President and Secretary

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                                     PAGE 3


                                       MIDWAY GAMES WEST INC.

                                       By:    /s/ Deborah K. Fulton
                                              -------------------------------
                                              Deborah K. Fulton
                                              Vice President and Secretary


                                       MIDWAY INTERACTIVE INC.

                                       By:    /s/ Deborah K. Fulton
                                              -------------------------------
                                              Deborah K. Fulton
                                              Vice President and Secretary


                                       WMS INDUSTRIES INC.

                                       By:    /s/ Orrin J. Edidin
                                              -------------------------------
                                              Orrin J. Edidin
                                              Executive Vice President,
                                              Chief Operating Officer,
                                              Secretary & General Counsel

                                       WILLIAMS ELECTRONICS GAMES INC.

                                       By:    /s/ Orrin J. Edidin
                                              -------------------------------
                                              Orrin J. Edidin
                                              Executive Vice President,
                                              Chief Operating Officer,
                                              Secretary & General Counsel

                                       WMS GAMING INC.

                                       By:    /s/ Orrin J. Edidin
                                              -------------------------------
                                              Orrin J. Edidin
                                              Executive Vice President,
                                              Chief Operating Officer,
                                              Secretary & General Counsel